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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated January 31, 2000 (except with respect to the matters discussed in Note 7, as to which the date is February 10, 2000) included herein and to all references to our firm included in this registration statement on Form S-8.


                                       /s/ ARTHUR ANDERSEN LLP
                                       -----------------------
                                         ARTHUR ANDERSEN LLP


Boston, Massachusetts
June 28, 2000